                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934

                                 ---------------

                                 OCTOBER 4, 2000
                Date of Report (Date of earliest event reported)

                                 ---------------

                              PACIFICNET.COM, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     000-24985                  11-2854355
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

            7808 CREEKRIDGE CIRCLE, SUITE 1010, BLOOMINGTON, MN 55439
                    (Address of Principal Executive Offices)

                                 (952) 829-5888
                         (Registrant's Telephone Number)

     CREATIVE MASTER INTERNATIONAL, INC., 18 BEDFORD RD., CASEY IND. BLDG.,
                                   8TH FLOOR,
                         TAIKOKTSUI, KOWLOON, HONG KONG
                            (Former Name and Address)

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

        On October 17, 2000, PacificNet.com, Inc. (the "Company") completed the sale of its die-cast replica business previously operated under the Creative Master name (the "Creative Master Business"). A copy of the Company's press release announcing the sale is included as an exhibit to this Report and incorporated herein by reference.

        The sale of the Creative Master Business was accomplished pursuant to a Share Sale and Purchase Agreement, dated September 30, 2000 (the "Agreement"), among the Company and Acma Strategic Holdings Ltd., Acma Investments Pte Limited, Superego, Inc., and Carl Tong Ka Wing (collectively, the "Purchasers"). A copy of the Agreement, as well as a Supplemental Agreement among the Company and the Purchasers, is filed as an exhibit to this Report. Under the Agreement, the Company transferred to the Purchasers' designee all of the capital stock of Creative Master Limited, a wholly owned Hong Kong subsidiary of the Company which operated the Creative Master Business, in consideration for the Purchasers' surrender to the Company of a total of 895,765 shares of the Company's common stock held by the Purchasers. In connection with the Agreement, the Purchasers also assumed all indebtedness of the Company related to the Creative Master Business and Creative Master Limited relinquished any claim with respect to an intercompany balance of US$1,492,307 owing from the Company. The Company shares surrendered by the Purchasers had a market value of approximately $4.9 million based on the last sale price of the common stock as reported on the Nasdaq National Market on October 3, 2000. At present, the Company intends to hold the surrendered shares in treasury.

        Mr. Tong, one of the Purchasers, and Leo Kwok Sheck Pui, the beneficial owner of Superego, Inc., another of the Purchasers, were the original founders of the Creative Master Business. Mr. Tong also was a director and the Chief Executive Officer of the Company prior to its acquisition by the former owners of PacificNet.com, LLC in July of this year.

        Prior to July of this year, the Creative Master Business constituted all of the business of the Company. Since July, the Company has focused on its business-to-business electronic commerce services and solutions, with an emphasis on Asian businesses and trans-Pacific business-to-business trade. See
Item 7 of this Report for certain pro forma financial information reflecting the disposition of the Creative Master Business.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)     Financial statements of businesses acquired.

                Not applicable.

        (b)     Pro forma financial information.

                Following is the pro forma financial information required by this item.

1.      UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


On July 27, 2000, in exchange for all the ownership interests in PacificNet.com LLC ("PacificNet"), PacificNet.com, the Registrant ("the Company") (formerly Creative Master International, Inc.), issued 7,166,666 shares of its Common Stock to the former owners of PacificNet.com LLC, which represented in excess of 80% of the total number of shares outstanding immediately following the acquisition. These shares have not been registered for resale under the Securities Act of 1933. The acquisition of PacificNet.com LLC was accounted for as a purchase and treated as a reverse acquisition since the former owners of PacificNet controlled over 80% of the total shares of Common Stock of the Company outstanding immediately following the acquisition on July 27, 2000. In connection with the acquisition of PacificNet.com LLC, the Company's name was changed to "PacificNet.com, Inc." in order to reflect the primary business focus of the Company following the acquisition. The unaudited pro forma condensed combined financial statements of PacificNet.com LLC and Creative Master International, Inc. have been filed with the Commission as part of PacificNet.com's Quarterly Report on Form 10-Q dated August 14, 2000 and are incorporated herein by reference. Refer also to the Company's filing with the Commission on Form 8-K dated August 11, 2000 and Form 8-K/A dated October 6, 2000.


On October 2, 2000, the Company sold its die-cast replica manufacturing business ("the Creative Master Business") to a management group led by Mr. Carl Tong, former Chief Executive Officer of Creative Master International Inc. The Creative Master Business was acquired as part of the reverse-merger transaction that was completed on July 27, 2000. As consideration for this business, the management group returned 895,765 shares of PacificNet common stock. These shares, presently held as treasury stock, represent a 10.14% reduction in the total number of shares outstanding. Moreover, the management group also assumed all liabilities and obligations relating to the Creative Master Business.


The following Unaudited Pro Forma Condensed Financial Statements give effect to the disposition of the Creative Master Business, including the pro forma adjustments described in the accompanying notes as though the disposition had occurred on January 1, 2000. The Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2000, is presented to give effect to the disposition as if it occurred on that date. The Unaudited Pro Forma Condensed Statement of Operations for the six-month period ended June 30, 2000 gives effect to the disposition of the Creative Master Business based on the assumptions and adjustments described in the accompanying notes, as though the disposition had occurred on January 1, 2000.


The pro forma financial information does not purport to be indicative of the results that would have been reported if the operations and management of the Creative Master Business had been disposed of at the beginning of the period presented, nor is it indicative of future results.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2000
(IN THOUSANDS)


-------------------------------------------------------------------------------------------------
                                      Pro Forma    Creative
                                      Combined     Master     NOTES    PRO FORMA     Pro Forma
                                     Company(1)   Business(2)         ADJUSTMENTS     Company
-------------------------------------------------------------------------------------------------
ASSETS:
-------------------------------------------------------------------------------------------------
Cash and bank deposits                    $9,616      $1,577                 $   -        $8,039
-------------------------------------------------------------------------------------------------
Accounts receivable, net                   6,232       5,158                     -         1,074
-------------------------------------------------------------------------------------------------
Inventories, net                           5,359       5,359                     -             -
-------------------------------------------------------------------------------------------------
Deposits and prepayments                   2,135       1,936                     -           199
-------------------------------------------------------------------------------------------------
Total current assets                      23,342      14,030                     -         9,312
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Long-term investments                      2,706           -                     -         2,706
-------------------------------------------------------------------------------------------------
Machinery, equipment and capital          10,271       9,895                     -           376
leases, net
-------------------------------------------------------------------------------------------------
Goodwill and purchased                     9,061       8,661                     -           400
intangibles, net
-------------------------------------------------------------------------------------------------
Total Assets                             $45,380     $32,586                 $   -       $12,794
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
LIABILITIES, MINORITY INTERESTS
AND STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------------------------
Short-term borrowings                     $2,440      $2,240                 $   -          $200
-------------------------------------------------------------------------------------------------
Capital lease obligations, current           392         392                     -             -
portion
-------------------------------------------------------------------------------------------------
Accounts payable                           4,331       4,180                     -           151
-------------------------------------------------------------------------------------------------
Other accrued expenses                     4,071       3,738                     -           333
-------------------------------------------------------------------------------------------------
Total current liabilities                 11,234      10,550                                 684
-------------------------------------------------------------------------------------------------
Capital lease obligations,                   316         316                     -             -
non-current
-------------------------------------------------------------------------------------------------
Loans from directors                         120         120                     -             -
-------------------------------------------------------------------------------------------------
Deferred taxes                               430         430                     -             -
-------------------------------------------------------------------------------------------------
Minority Interests                         1,279       1,279                     -             -
-------------------------------------------------------------------------------------------------
Stockholders' Equity                      32,001      19,891   (a)               -        12,110
-------------------------------------------------------------------------------------------------
Total Liabilities, Minority              $45,380     $32,586                 $   -       $12,794
Interests and Stockholders' Equity
-------------------------------------------------------------------------------------------------



(1) The Pro Forma Combined Company reflects the unaudited pro forma combined condensed financial statements of Creative Master International, Inc. and PacificNet.com LLC as filed with the Commission as part of PacificNet.com's Quarterly Report on Form 10-Q dated August 14, 2000. Refer also to the Company's filing with the Commission on Form 8-K dated August 11, 2000 and Form 8-K/A dated October 6, 2000.
(2) Reflects the historical unaudited financial statements of Creative Master International, Inc. adjusted for the allocation of purchase price, principally to goodwill.


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2000
(IN THOUSANDS, EXCEPT PER SHARE DATA)

--------------------------------------------------------------------------------------------
                            Pro Forma   Creative
                             Combined   Master                   PROFORMA       Pro Forma
                            Company(1)  Business(2)  NOTES      ADJUSTMENTS      Company
--------------------------------------------------------------------------------------------
Net sales                      $19,420     $18,102                       $  -        $1,318
--------------------------------------------------------------------------------------------
Cost of goods sold            (14,884)    (14,600)                          -         (284)
--------------------------------------------------------------------------------------------
Gross profit                     4,536       3,502                          -         1,034
--------------------------------------------------------------------------------------------
Selling, general and           (5,310)     (3,583)                          -       (1,727)
administrative expenses
--------------------------------------------------------------------------------------------
Amortization of goodwill         (433)       (433)                          -             -
--------------------------------------------------------------------------------------------
Loss from operations           (1,207)       (514)                          -         (693)
--------------------------------------------------------------------------------------------
Interest and other                 126          16                          -           110
income, net
--------------------------------------------------------------------------------------------
Loss before income taxes       (1,081)       (498)                          -         (583)
and minority interests
--------------------------------------------------------------------------------------------
Provision for income taxes         (1)         (1)                          -             -
--------------------------------------------------------------------------------------------
Minority interests               (272)       (272)                          -             -
--------------------------------------------------------------------------------------------
Net loss                      $(1,354)      $(771)                       $  -        $(583)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Basic and diluted loss          $(.15)           -                                   $(.07)
per common share
--------------------------------------------------------------------------------------------
Average number of shares         8,833           -    (b)               (895)         7,938
outstanding for basic and
diluted earnings per share
--------------------------------------------------------------------------------------------


(1) The Pro Forma Combined Company reflects the unaudited pro forma combined condensed financial statements of Creative Master International, Inc. and PacificNet.com LLC as filed with the Commission as part of PacificNet.com's Quarterly Report on Form 10-Q dated August 14, 2000. Refer also to the Company's filing with the Commission on Form 8-K dated August 11, 2000 and Form 8-K/A dated October 6, 2000.
(2) Reflects the historical unaudited financial statements of Creative Master International, Inc. adjusted for the allocation of purchase price, principally to goodwill.


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRO FORMA PRESENTATION


On October 2, 2000, the Company sold its die-cast replica manufacturing business ("the Creative Master Business") to a management group led by Mr. Carl Tong, former Chief Executive Officer of Creative Master International Inc. The Creative Master Business was acquired as part of a reverse-merger transaction that was completed on July 27, 2000. The unaudited pro forma condensed combined financial statements of PacificNet.com LLC and Creative Master International, Inc. ("Pro Forma Combined Company") have been filed with the Commission as part of PacificNet.com's Quarterly Report on Form 10-Q dated August 14, 2000 and are incorporated herein by reference.


As consideration for the Creative Master Business, the management group returned 895,765 shares of Company common stock. These shares, presently held as treasury stock, represent a 10.14% reduction in the total number of shares outstanding. Moreover, the management group also assumed all liabilities and obligations relating to the Creative Master Business.



2. PRO FORMA ADJUSTMENTS

A description of each pro forma adjustment follows.

    (a) In consideration for the sale of the Creative Master Business, the Company received 895,795 shares of its common stock valued at $4.9 million (based upon the closing price of PACT of $5.50 on the date of sale) for net assets with a recorded book value of $19.9 million, resulting in a pro forma book loss of approximately $15.0 million as of January 1, 2000.

    (b) Represents the number of Company shares received in exchange for the assets and liabilities of the Creative Master Business, as defined.

    (c) Exhibits.

        Exhibit 2.1   Press release of the Company, dated October 4, 2000.

        Exhibit 2.2 Agreement dated September 30, 2000, among the Company and the "Purchasers" named therein.

        Exhibit 2.3 Supplemental Agreement, dated October 3, 2000, among the Company and the "Purchasers" named therein.

        Exhibit 2.4 Deed of Waiver, dated October 3, 2000, by Creative Master Limited in favor of the Company.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   October 17, 2000                         PACIFICNET.COM, INC


                                                  By: /s/ TONY I. TONG
                                                     ---------------------------
                                                      Tony I. Tong
                                                      Chief Executive Officer

                                  EXHIBIT INDEX

NUMBER          DESCRIPTION
------------    ---------------------------------------------------------------

2.1             Press release of the Company, dated October 4, 2000.

2.2 Agreement dated September 30, 2000, among the Company and the "Purchasers" named therein.

2.3 Supplemental Agreement, dated October 3, 2000, among the Company and the "Purchasers" named therein.

2.4 Deed of Waiver, dated October 3, 2000, by Creative Master Limited in favor of the Company.